Investment Manager
       Legg Mason Fund Adviser, Inc.
       Baltimore, MD

Investment Advisers
       For American Leading Companies Trust:
       Legg Mason Fund Adviser, Inc.
       Baltimore, MD

       For Balanced Trust:
       Bartlett & Co.
       Cincinnati, OH

       For U.S. Small-Cap Value Trust:
       Brandywine Asset Management,Inc.
       Wilmington, DE

Board of Directors
       John F. Curley, Jr., Chairman
       Edward A. Taber, III, President
       Richard G. Gilmore
       Arnold L. Lehman
       Dr. Jill E. McGovern
       G. Peter O'Brien
       T. A. Rodgers

Transfer and Shareholder Servicing Agent
       Boston Financial Data Services
       Boston, MA

Custodian
       State Street Bank & Trust Company
       Boston, MA

Counsel
       Kirkpatrick & Lockhart LLP
       Washington, D.C.

Independent Auditors
       Ernst & Young LLP
       Philadelphia, PA

       This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                   -----------------------------------------
                                100 Light Street
                     P.O. Box 1476, Baltimore, MD 21203-1476
                                410 o 539 o 0000

LMF-013
11/99

                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 1999

                                   LEGG MASON
                              INVESTORS TRUST, INC.


                                AMERICAN LEADING
                                 COMPANIES TRUST

                                 BALANCED TRUST

                                 U.S. SMALL-CAP
                                   VALUE TRUST

                                  Primary Class

                      [LEGG MASON FUNDS LOGO APPEARS HERE]

                             THE ART OF INVESTING(SM)

   TO OUR SHAREHOLDERS,

   We are pleased to provide you with Legg Mason Investors Trust's semi-annual report for the Primary Class of the American Leading Companies Trust, the Balanced Trust, and the U.S. Small-Capitalization Value Trust.

   The following table summarizes key statistics for the Primary Class of shares of each Fund, as of September 30, 1999:

                                                                                      3-Month                  12-Month
                                                                                  Total Return(1)           Total Return(1)
                                                                                  -------------              -------------
   American Leading Companies Trust                                                  -14.67%                    +20.57%
   Balanced Trust                                                                     -5.72%                     +3.37%
   U.S. Small-Capitalization Value Trust                                             -11.24%                     +6.54%

   S&P 500 Stock Composite Index                                                      -6.25%                    +27.80%
   Lehman Brothers Intermediate Government/
      Corporate Bond Index                                                            +0.92%                     +0.63%
   Lipper Balanced Fund Index(2)                                                      -4.14%                    +13.48%
   Russell 2000 Index                                                                 -6.32%                    +19.07%

   On the following pages, the portfolio managers for each of the Funds discuss the investment outlook for the Funds. Long-term investment results for each of the Funds are shown in the Performance Information section of this report.

   With less than three months to go until the end of the century, attention continues to focus on the Year 2000 issue. As you know, the Year 2000 issue is a computer programming problem that affects the ability of computers to correctly process dates of January 1, 2000, and beyond. The Year 2000 date change will have no adverse impact on Legg Mason's ability to service its clients. We are on target to complete this important project. Industry-wide testing sponsored by the Securities Industry Association ("SIA") was conducted in March and April of 1999, with Legg Mason, its brokerage subsidiaries and primary vendors actively participating and achieving positive results.

   Legg Mason's Year 2000 Project has four phases. The Inventory Phase and the Assessment Phase are already complete. The Remediation Phase and the Testing Phase are currently underway and on target. Renovation and replacement of existing internal systems, where necessary, is also complete, and all of our critical vendors have certified their Year 2000 compliance. Most noncritical vendors have also certified their Year 2000 compliance, and we expect the remaining vendors to certify their compliance shortly. Although individual customer testing will not be available, we have successfully tested models representing all forms of accounts maintained at Legg Mason, including the Trust's shareholder accounts.

----------------
(1)Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.
(2)The Lipper Balanced Fund Index is composed of approximately 30 funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds with stock/bond ratio ranges of approximately 60%/40%.

   We hope you will consider using the Trust for investments of additional funds as they become available. Some shareholders regularly add to their investment in the Funds by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.

                                   Sincerely,


                                    /s/Edward A. Taber, III
                                    Edward A. Taber, III
                                    President


October 27, 1999
2

PORTFOLIO MANAGERS' COMMENTS
AMERICAN LEADING COMPANIES TRUST

Market Commentary

   The equity markets turned unfriendly in the third quarter, as two rounds of Fed tightening, and the prospect of more to come, sent the Dow Industrials and the S&P 500 index into negative territory for the first time since the third quarter of 1998. For the three months, the S&P 500 was down just over 6%, and the Dow was down just over 5%. Outside of a fairly narrow list of technology stocks and takeovers, the damage was more severe. Only 24 stocks in the S&P 500 were up more than 20% in the quarter, whereas 115 were down more than 20%. Of the 24 that advanced more than 20%, 18 were technology related. The New York Stock Exchange advance/decline line, a measure of the trend of the majority of stocks, made new lows throughout the quarter, and was much weaker than the performance of the Dow and S&P 500 would suggest.

   The largest companies in the S&P 500 reasserted their market leadership in the third quarter, reestablishing a trend that has been in effect for most of the last five years. You may recall from our last shareholder's letter that the June quarter ran counter to this trend, as the largest 100 companies in the S&P 500 lagged their smaller counterparts. This made sense to me as I believed that these "mega" capitalization stocks were pricey and that better opportunities existed in companies with market capitalizations between $5 and $20 billion, still very large companies in the overall scheme of things, just not the giants. For the third quarter at least, that judgment has proven to be wrong, as the 100 largest companies in the S&P 500 were down less than 5% in the quarter, while the other 400 were down more than 10%.

Investment Results

   Cumulative results for the Fund for the three-month, nine-month, one-year and three-year periods ended September 30, 1999, are listed below, along with those of some representative benchmarks:

                                                          Three                 Nine
                                                         Months                Months             One Year            Three Years
                                                         -------               -------            --------            ----------
American Leading Companies                              -14.67%               -2.72%               +20.57%              +64.26%

S&P 500 Composite Index                                  -6.25%               +5.36%               +27.80%              +95.73%
Lipper Diversified Equity Funds                          -5.37%               +5.23%               +27.19%              +57.19%
Dow Jones Industrial Average*                            -5.38%              +14.00%               +34.04%              +85.46%
-----------------

*Dividends reinvested monthly.

   By any measure, the Fund had a poor quarter, significantly trailing the S&P 500, the Lipper General Equity Funds Index, and the Dow Industrials for the three months. The Fund lost enough ground in the quarter that the year-to-date, one-year and three-year comparisons are also unfavorable.

   As your portfolio manager, these results are a disappointment to me, as they probably are to many of you. In the balance of this letter, I will identify the major reasons for the Fund's sub-par performance in the latest quarter, and what steps I am taking in hopes of improving performance going forward. There are basically five reasons why the Fund had a difficult September quarter. First, as noted above, on a strategic basis, I believed that the broadening of the market that occurred in the second quarter -- away from the largest 25 to 50 mega-cap companies in the S&P 500 and into a broader range of stocks -- would continue. So far, that has turned out to be wrong. The mega-caps were the safest place to be in the third quarter. Second, technology stocks were by far the strongest performers in the quarter, and the Fund was underweighted in technology versus an S&P 500 weighting of 25%. The technology stocks in the Fund -- especially Gateway, Intel, Cisco and Microsoft -- benefited performance. We just did not have enough of them. Over time, I think it makes sense to have at least a market weighting in technology, and I did add to our holdings during the quarter with the purchase of a full position in Gateway and a starter position in Lucent Technologies. At present, however, many other leading technology stocks trade at valuation levels that I find unappealing.

   The third factor which caused the Fund to lag the market in the quarter was our large exposure to financial stocks, which declined about three times as much as did the S&P 500 during the quarter. Financials remain a core holding, since they have had faster growth, higher returns on equity, and much lower valuations than the market as a whole. These characteristics are what have persuaded us to retain (and even add to) these holdings through what we regard as a temporary downdraft, rather than selling, paying taxes and buying them back at some future date.

   The fourth factor which hurt the Fund's performance in the quarter was earnings disappointments. Earnings shortfalls -- even those that were relatively minor -- were severely punished in the quarter, and the Fund, unfortunately, had a number -- including Avon Products, Saks, Bank One and Xerox. The severity of some stock declines was out of all proportion, in my judgment, to the magnitude of the earnings shortfall. For example, on a 10% shortfall from prior earnings expectations, Avon Products shares fell 55% in the quarter. On an 8% earnings shortfall, Bank One shares dropped 42% in the quarter. The worst performer in the quarter was Waste Management, where we -- and the rest of Wall Street -- entirely misjudged the company's earnings potential. Rite Aid and Mattel were also major disappointments. Finally, the Fund's managed care stocks (United HealthCare and Foundation) got blind-sided on the last two days of the quarter by the threat of class action lawsuits. While it seems to us that the legal premise for these lawsuits is highly questionable, this looming threat has knocked the stocks down and, at least temporarily, overshadowed an otherwise favorable outlook.

   One frustrating aspect of the quarter was that several of the things which hurt performance were the result of my efforts to be defensive -- buying reasonably valued stocks with decent (I thought) outlooks -- rather than paying what looked to me like unreasonably high prices for the very largest companies. The good news is that many of the stocks which hurt performance in the quarter are now very attractively priced, in my opinion, and offer substantial recovery potential after mutual fund tax-selling abates at the end of October. I have been repositioning the portfolio to weed out the losers and to try to take advantage of the best opportunities.

Outlook

   As usual, we claim no special insight into when the market weakness that began several months ago will end. The specter of rising energy and gold prices, together with continued strong economic growth, have triggered fears of rising inflation. The Fed has raised interest rates twice and threatens to do so again. These factors have rightly dampened investor enthusiasm, which is unlikely to reverse until these conditions change.
4

   Despite the trying quarter and difficult current market conditions, we are determined to improve American Leading Companies' recent performance. One particular goal is to identify and eliminate problem stocks from the portfolio more quickly. Apart from this, we believe our investment approach -- buying good quality at reasonable prices -- is basically sound, and we will continue to work toward our goal of producing satisfactory investment results going forward.

   As always, we welcome your comments or questions.

                                                            David E. Nelson, CFA
                                                            Portfolio Manager


October 25, 1999
DJIA 10349.93

Portfolio Managers' Comments
Balanced Trust

Equity Portion

   Our hesitation in pronouncing the second quarter recovery in value stocks as the beginning of a longer-term trend proved prescient as growth stocks reasserted themselves in the third quarter. The effect of this reversal on the Fund was ameliorated due to our gradual shift to a more relative value investment approach that we alluded to in our last letter. Although we still emphasize value in our investment decisions, we are not as stringent in applying price/earnings and asset value criteria, thereby giving more consideration to the growth aspects of a company. In addition, we strive to be more aligned to the larger capitalization market indices. It is important to emphasize that these shifts are being done carefully and opportunistically. We believe, based on our experience using this relative value discipline, that over the long term this approach will help us to produce returns that are competitive and more correlated with the S&P 500, while exhibiting less quarter-to-quarter volatility.

   The growth-driven market trend of the first quarter was manifested in the portfolio as Intel, SYSCO and Tyco, growth-oriented companies, were among the better performers. On the lagging side were Martin Marietta Materials, Kaydon and Aetna -- all companies with compelling value characteristics.

   During the quarter we took advantage of several opportunities to improve the portfolio within the framework described above. We established modest positions in IBM, MCI WorldCom and Nortel Networks to build up our technology exposure. Weakness in pharmaceutical stocks allowed us to pick up some solid holdings in Abbott Labs and Merck at attractive prices relative to their growth and profitability profile. Smaller positions were also taken in Cintas and Home Depot. Although these two companies are more traditional growth stocks, temporary price corrections helped us to establish holdings at more reasonable valuations, which as of this writing have proved rewarding. Numerous holdings were cut back to fund these purchases, while Lockheed Martin, Ferro and Convergys were eliminated from the portfolio.

Fixed Income Portion

   For the quarter ended September 30, 1999, interest rates continued trending somewhat higher, with most maturities experiencing an approximate ten basis point(1) increase in yield. As a result of this continuing increase in interest rates, most maturities along the yield curve have produced a negative total return on a year-to-date basis. On August 24th, the Federal Reserve raised the target funds rate by 25 basis points, and there is increased expectation that at least one more rate increase is in the offing.

   We are pleased to report that on a relative basis, the Fund's fixed income securities performed well during this period. Treasuries, agencies and mortgage-backed securities were the best performing asset classes, and we have over three-fourths of the Fund's fixed income investments committed to these sectors. On the other hand, corporate bonds underperformed due to increasing supply in this sector. During the quarter, we again increased our position in corporate bonds to take advantage of the continuing widening yield spread in this sector. Should corporate yield spreads continue widening, we would expect to continue to boost our position in this sector. We continue to find value in the

--------------------
(1) 100 basis points = 1%.

mortgage-backed sector, as well as inflation-indexed notes, Treasury STRIPS and corporate bonds, which we believe all offer compelling value at current levels.

   As to our outlook going forward, we believe that the Federal Reserve will remain vigilant in its fight against inflation, and we expect to see an additional rate hike sometime during the fourth quarter with potentially at least another tightening sometime in the first quarter of 2000. All things considered, we are bullish on the U.S. fixed income markets, as we believe that the increase in yields is temporary in nature with a number of positives, such as productivity gains and the deflationary effects of the Internet, able to serve as offsets to some of the increased inflationary pressure that we have seen recently.

   As always, we will continue to search for the most compelling fixed income and equity investments.


Woodrow H. Uible, CFA                             Dale H. Rabiner, CFA
Equity Portfolio Manager                          Fixed Income Portfolio Manager


October 27, 1999
DJIA 10394.89

Portfolio Managers' Comments
U.S. Small-Capitalization Value Trust

   For the quarter, the portfolio was down -11.2%, compared to declines of -7.8% for the Russell 2000 Value, -6.3% for the Russell 2000, and -6.3% for the S&P
500. For the year to date, the portfolio has returned -3.3%, compared to returns of -3.0% for the Russell 2000 Value, 2.4% for the Russell 2000, and 5.4% for the S&P 500.

   The third quarter was a tough quarter for all segments of the U.S. equity market. Although interest rates ended the quarter almost exactly where they were as of June 30, investors were concerned by the sharp increase over the last twelve months: the long bond had risen from a low of 4.7% in early October 1998 to just over 6.0% at the end of this quarter. The other areas of investor concern were the U.S. trade deficit, which continued to expand, and the steep decline in the dollar versus the yen. These related events were viewed as potential signals of resurgent inflation. With these worries, investors backed away from U.S. equities across the board, as both large-caps and small-caps fell and prices declined in almost all sectors. Value stocks were down somewhat more than the rest of the equity market, as cyclical stocks lagged and technology surged. The market has continued to become more volatile, with larger swings up and down as well as rapid changes in market leadership.

   One of the best performing sectors in small-cap for the quarter and year to date was the energy and oil services area. These stocks benefited from crude oil prices reaching the $25 per barrel level at the end of the quarter after having dropped to $12 at the end of 1998. Early in the year, we had increased our oil services holdings as the low oil price levels drove the stocks to significant valuation discounts. Although we do not forecast oil prices, we believe our disciplined investment process helps us to identify stocks with attractive valuations where fundamentals are expected to improve rather than deteriorate. In this case, we felt oil prices were more likely to rise than decline. Because we held a larger than benchmark weight in these stocks, the sector provided a strong positive contribution to portfolio performance. We have begun to reduce our oil-related holdings as many of these stocks have reached our sell targets. Retail stocks also provided a positive contribution to the portfolio versus the benchmarks. Apparel stocks, in particular, had become significantly undervalued due to concerns about global economic turmoil impacting the U.S. economy. With the U.S. consumer very active in 1999, these stocks have rallied.

   The biggest negative impact on the portfolio, both in the quarter and in 1999, came from the technology sector. Semiconductor and networking stocks were expensively valued coming into the year, so the portfolio had low weightings in these industries. However, these companies have been market favorites and delivered strong stock performance. The health care sector has also been difficult for the portfolio. Although we held only a small weighting in hospitals, HMOs, geriatric care providers and rehabilitation centers, our stocks have been badly hurt by changes in Medicare reimbursement.

   We believe small-cap value stocks remain at significant valuation discounts to the rest of the U.S. equity markets. The sharp rally in these stocks in the second quarter did little to erase this deep undervaluation. Corporate investors continue to recognize and act upon these stocks' attractive valuations. Acquisitions, leveraged buyouts, and stock buy-backs have been at very high levels throughout the year. At some point, this corporate activity will influence investors, who have mostly ignored
8
small-cap value stocks over the last twelve months. As we experienced in the second quarter, when investors come to realize the opportunities these stocks represent, large, swift price gains can result. Given the depth of their valuation discount, we feel the rebound can also be sustained over a much longer time period than just a single quarter.

   As always, we welcome the opportunity to discuss the portfolio and this report in more detail. If you have any questions or comments, please contact us.


Henry F. Otto                                                Steven M. Tonkovich
Managing Director                                            Managing Director


October 27, 1999
DJIA 10394.89

Performance Information
Legg Mason Investors Trust, Inc.

       Total Returns for One Year, Five Years, and Life of Class, as of September 30, 1999

          The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

          Each Fund offers two classes of shares:Primary Class and Navigator Class. Information about the Navigator Class of U.S. Small-Cap Value Trust, offered only to certain institutional investors, is contained in a separate report to its shareholders. The Navigator Class shares of American Leading Companies were redeemed on December 3, 1998. The Navigator Class of Balanced Trust has not commenced operations.

          The Funds' total returns as of September 30, 1999, were as follows:

                                             American Leading      Balanced       U.S. Small-Cap
                                              Companies Trust        Trust          Value Trust
---------------------------------------------------------------------------------------------------
       Average Annual Total Return
         Primary Class:
           One Year                                  +20.57%         +3.37%            +6.54%
           Five Years                                +17.19%           N/A              N/A
           Life of Class(A)                          +14.06%         +7.27%           -12.63%

       Cumulative Total Return
         Primary Class:
           One Year                                  +20.57%         +3.37%            +6.54%
           Five Years                               +121.01%          N/A               N/A
           Life of Class(A)                         +122.69%          +23.43%           -16.05%
---------------------------------------------------------------------------------------------------

      (A)Primary Class inception dates are:
         American Leading Companies Trust -- September 1, 1993
         Balanced Trust -- October 1, 1996
         U.S. Small-Cap Value Trust -- June 15, 1998

        American Leading Companies Trust

SELECTED PORTFOLIO PERFORMANCE*

       Strong performers for the 3rd quarter 1999
--------------------------------------------------------------------------------
       1. Amgen Inc.                                         +33.9%
       2. Intel Corporation                                  +24.9%
       3. Minnesota Mining and Manufacturing
             Company (3M)                                    +10.5%
       4. Cisco Systems, Inc.                                 +6.3%
       5. The Proctor & Gamble Company                        +5.0%


       * SECURITIES HELD FOR THE ENTIRE QUARTER.


       Weak performers for the 3rd quarter 1999
--------------------------------------------------------------------------------
       1. Waste Management Inc.                             -64.2%
       2. Avon Products, Inc.                               -55.3%
       3. Saks Incorporated                                 -47.4%
       4. Rite Aid Corporation                              -43.9%
       5. Bank One Corporation                              -41.6%

PORTFOLIO CHANGES

       Securities added during the 3rd quarter 1999
--------------------------------------------------------------------------------
       Gateway, Inc.
       Lucent Technologies, Inc.







       Securities sold during the 3rd quarter 1999
--------------------------------------------------------------------------------
       Campbell Soup Company
       Dole Food Company, Inc.
       Hilton Hotels Corporation

       Balanced Trust


SELECTED PORTFOLIO PERFORMANCE*

       Strong performers for the 3rd quarter 1999
--------------------------------------------------------------------------------
       1. Intel Corporation                                 +24.9%
       2. SYSCO Corporation                                 +17.6%
       3. Dover Corporation                                 +16.8%
       4. Tyco International Ltd.                            +9.0%
       5. McDonald's Corporation                             +4.6%

       * Securities held for the entire quarter.



       Weak performers for the 3rd quarter 1999
--------------------------------------------------------------------------------
       1. Aetna Inc.                                        -44.9%
       2. Martin Marietta Materials, Inc.                   -32.3%
       3. Kansas City Southern
             Industries, Inc.                               -27.2%
       4. Kaydon Corporation                                -26.0%
       5. AT&T Corp.                                        -22.1%


PORTFOLIO CHANGES

       Securities added during the 3rd quarter 1999
--------------------------------------------------------------------------------
       Atlantic Richfield Company (ARCO)
       Cintas Corporation
       General Electric Capital Corporation
          6.29%, 12/15/07
       International Business Machines Corporation
       MCI WorldCom, Inc.
       Nortel Networks Corporation
       The Home Depot, Inc.
       United States Treasury STRIPS
          0%, 5/15/06




       Securities sold during the 3rd quarter 1999
--------------------------------------------------------------------------------
       Convergys Corporation
       Ferro Corporation
       Lockheed Martin Corporation
       Service Corporation International
       Toronto Dominion Bank
          7.875%, 8/15/04
       United States Treasury Notes
          6.25%, 6/30/02
       United States Treasury Notes
          5.875%, 2/15/04
       United States Treasury Notes
          5.50%, 2/15/08
       United States Treasury STRIPS
          0%, 2/15/02-2/15/05

       U.S. Small-Capitalization Value Trust(+)

SELECTED PORTFOLIO PERFORMANCE*

       STRONG PERFORMERS FOR THE 3RD QUARTER 1999
--------------------------------------------------------------------------------
       1. Westaff, Inc.                                    +209.6%
       2. Specialty Care Network, Inc.                      +96.4%
       3. Tollgrade Communications, Inc.                    +76.2%
       4. Lady Luck Gaming Corporation                      +73.0%
       5. Education Development
             Corporation                                    +71.4%



     (+) Portfolio changes have not been reported for U.S. Small-Cap due to the high volume of trading during the quarter.

     (*) Securities held for the entire quarter.

       Weak performers for the 3rd quarter 1999
--------------------------------------------------------------------------------
       1. Integrated Health Services, Inc.                  -80.5%
       2. FirstCity Financial Corporation                   -72.7%
       3. Pilgrim's Pride Corporation                       -71.0%
       4. Response Oncology, Inc.                           -68.1%
       5. CHS Electronics, Inc.                             -67.1%
                                                                              13

Statement of Net Assets
Legg Mason Investors Trust, Inc.
September 30, 1999 (Unaudited)
(Amounts in Thousands)

American Leading Companies Trust
                                                                                       Shares/Par                 Value
----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND EQUITY INTERESTS -- 94.3%
       Airlines -- 1.5%
       AMR Corporation                                                                      88                    $ 4,796(A)
                                                                                                                 --------
       Automotive -- 2.0%
       Delphi Automotive Systems Corporation                                                35                        561
       Ford Motor Company                                                                   50                      2,510
       General Motors Corporation                                                           50                      3,147
                                                                                                                 --------
                                                                                                                    6,218
                                                                                                                 --------
       Banking -- 11.9%
       Bank One Corporation                                                                235                      8,181
       Bank of America Corporation                                                          74                      4,096
       Citigroup Inc.                                                                      266                     11,682
       Mellon Bank Corporation                                                              80                      2,700
       The Chase Manhattan Corporation                                                     133                     10,025
                                                                                                                 --------
                                                                                                                   36,684
                                                                                                                 --------
       Capital Goods -- 1.0%
       General Electric Company                                                             25                      2,964
                                                                                                                 --------
       Chemicals -- 0.6%
       E.I. du Pont de Nemours and Company                                                  30                      1,826
                                                                                                                 --------
       Computer Services and Systems -- 13.8%
       Cisco Systems, Inc.                                                                  30                      2,057(A)
       Gateway, Inc.                                                                       200                      8,887(A)
       Hewlett-Packard Company                                                              17                      1,592
       Intel Corporation                                                                   105                      7,803
       International Business Machines Corporation                                         120                     14,565
       Lucent Technologies, Inc.                                                            30                      1,946
       Storage Technology Corporation                                                      300                      5,775(A)
                                                                                                                 --------
                                                                                                                   42,625
                                                                                                                 --------
       Computer Software -- 2.3%
       Microsoft Corporation                                                                80                      7,245(A)
                                                                                                                 --------
       Consumer Cyclicals -- 3.0%
       Mattel, Inc.                                                                        402                      7,638
       Wal-Mart Stores, Inc.                                                                34                      1,617
                                                                                                                 --------
                                                                                                                    9,255
-------------------------------------------------------------------------------------------------------------------------
14

                                                                                       Shares/Par                 Value
----------------------------------------------------------------------------------------------------------------------------
       Consumer Staples -- 2.2%
       Avon Products, Inc.                                                                125                     $ 3,102
       Kimberly-Clark Corporation                                                          50                       2,625
       The Procter & Gamble Company                                                        12                       1,087
                                                                                                                 --------
                                                                                                                    6,814
                                                                                                                 --------
       Electrical Equipment and Electronics -- 4.1%
       Koninklijke (Royal) Philips Electronics N.V.                                       124                      12,544(A)
                                                                                                                 --------

       Energy -- 1.2%
       Exxon Corporation                                                                   15                       1,101
       Texaco, Inc.                                                                        40                       2,525
                                                                                                                 --------
                                                                                                                    3,626
                                                                                                                 --------
       FINANCIAL SERVICES -- 4.0%
       Fannie Mae                                                                          60                       3,761
       MGIC Investment Corporation                                                        180                       8,595
                                                                                                                 --------
                                                                                                                   12,356
                                                                                                                 --------
       Food, Beverage and Tobacco -- 2.5%
       PepsiCo, Inc.                                                                       95                       2,874
       Philip Morris Companies Inc.                                                        78                       2,667
       Sara Lee Corporation                                                                90                       2,109
                                                                                                                 --------
                                                                                                                    7,650
                                                                                                                 --------
       Health Care -- 7.3%
       Foundation Health Systems, Inc.                                                    625                       5,898(A)
       Johnson & Johnson                                                                   14                       1,305
       McKesson HBOC, Inc.                                                                245                       7,105
       United HealthCare Corporation                                                      170                       8,277
                                                                                                                 --------
                                                                                                                   22,585
                                                                                                                 --------
       Hotels and Motels -- 1.6%
       Starwood Hotels & Resorts Worldwide, Inc.                                           225                      5,020
                                                                                                                 --------

       Insurance -- 4.4%
       American International Group, Inc.                                                  14                       1,207
       Berkshire Hathaway Inc. - Class B                                                    3                       5,939(A)
       Conseco, Inc.                                                                      340                       6,568
                                                                                                                 --------
                                                                                                                   13,714
                                                                                                                 --------
       Manufacturing -- 1.0%
       Minnesota Mining and Manufacturing Company (3M)                                      33                      3,170
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  15


Statement of Net Assets -- Continued
Legg Mason Investors Trust, Inc.


American Leading Companies Trust -- Continued
                                                                                       Shares/Par                 Value
----------------------------------------------------------------------------------------------------------------------------
       Media -- 4.0%
       America Online, Inc.                                                                118                   $ 12,272(A)
                                                                                                                 --------
       Non-Hazardous Waste Disposal -- 2.0%
       Waste Management Inc.                                                               320                      6,160
                                                                                                                 --------

       Office Automation and Equipment -- 1.5%
       Xerox Corporation                                                                   110                      4,613
                                                                                                                 --------
       Pharmaceuticals -- 8.5%
       Amgen Inc.                                                                          122                      9,943(A)
       Bristol-Myers Squibb Company                                                         85                      5,738
       Merck & Co., Inc.                                                                    78                      5,055
       Pfizer Inc.                                                                          45                      1,617
       Schering-Plough Corporation                                                          88                      3,839
                                                                                                                 --------
                                                                                                                   26,192
                                                                                                                 --------
       Real Estate -- 2.2%
       Equity Office Properties Trust                                                      290                      6,743
                                                                                                                 --------
       Retail -- 0.9%
       Rite Aid Corporation                                                                195                      2,693
                                                                                                                 --------
       Retail Sales -- 2.2%
       Saks Incorporated                                                                   240                      3,648(A)
       Toys "R" Us, Inc.                                                                   216                      3,240(A)
                                                                                                                 --------
                                                                                                                    6,888
                                                                                                                 --------
       Savings and Loan -- 2.5%
       Washington Mutual, Inc.                                                             264                      7,734
                                                                                                                 --------
       Telecommunications -- 4.3%
       AT&T Corp.                                                                           90                      3,915
       MCI WorldCom, Inc.                                                                  130                      9,344(A)
                                                                                                                 --------
                                                                                                                   13,259
                                                                                                                 --------
       Transportation -- 1.8%
       Burlington Northern Santa Fe Corporation                                            200                      5,500
                                                                                                                 --------
       Total Common Stocks and Equity Interests
         (Identified Cost-- $246,528)                                                                             291,146
-------------------------------------------------------------------------------------------------------------------------
16

                                                                                       Shares/Par                 Value
----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 6.3%

       Bank of America
        5.48%, dated 9/30/99, to be repurchased at $9,754 on 10/1/99 (Collateral:
        $10,696 Federal Home Loan Bank mortgage-backed securities, 6%, due
        5/1/29, value $10,026)                                                           $9,753                   $ 9,753
       Goldman, Sachs & Company
        5.40%, dated 9/30/99, to be repurchased at $9,754 on 10/1/99
        (Collateral: $10,518 Fannie Mae mortgage-backed securities,
        6.50%, due 5/1/29, value $10,133)                                                 9,752                     9,752
                                                                                                                 --------
       Total Repurchase Agreements (Identified Cost-- $ 19,505)                                                    19,505
----------------------------------------------------------------------------------------------------------------------------
       Total Investments-- 100.6%  (Identified Cost-- $ 266,033)                                                  310,651
       Other Assets Less Liabilities-- (0.6)%                                                                      (1,846)
                                                                                                                 --------

       NET ASSETS CONSISTING OF:
       Accumulated paid-in capital applicable to:
          17,463 shares outstanding                                                      $262,277
       Accumulated net investment income/(loss)                                              (777)
       Accumulated net realized gain/(loss) on investments                                  2,687
       Unrealized appreciation/(depreciation) of investments                               44,618
                                                                                         --------

       NET ASSETS-- 100.0%                                                                                       $308,805
                                                                                                                 --------
       NET ASSET VALUE PER SHARE
          PRIMARY CLASS                                                                                            $17.68
                                                                                                                 --------
----------------------------------------------------------------------------------------------------------------------------
       (A) Non-income producing.
 See notes to financial statements.
                                                                                                                                  17

Statement of Net Assets
Legg Mason Investors Trust, Inc.
September 30, 1999 (Unaudited)
(Amounts in Thousands)

BALANCED TRUST

                                                                                       Shares/Par                 Value
----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND EQUITY INTERESTS -- 60.6%
       Advertising/Media -- 1.4%
       Time Warner, Inc.                                                                    11                    $   668
                                                                                                                 --------
       Automotive -- 1.8%
       Ford Motor Company                                                                   17                        853
                                                                                                                 --------
       Chemicals -- 1.4%
       Potash Corporation of Saskatchewan, Inc.                                             13                        671
                                                                                                                 --------
       Computer Services and Systems -- 1.8%
       Compaq Computer Corporation                                                         25                         573
       International Business Machines Corporation                                          2                         267
                                                                                                                 --------
                                                                                                                      840
                                                                                                                 --------
       Construction and Building Materials -- 1.3%
       Martin Marietta Materials, Inc.                                                      16                        619
                                                                                                                 --------
       Electrical Equipment and Electronics -- 3.5%
       Intel Corporation                                                                   13                         966
       Molex Incorporated                                                                  20                         661
                                                                                                                 --------
                                                                                                                    1,627
                                                                                                                 --------
       Energy -- 3.6%
       Atlantic Richfield Company (ARCO)                                                    5                         399
       Phillips Petroleum Company                                                          14                         658
       Unocal Corporation                                                                  17                         630
                                                                                                                 --------
                                                                                                                    1,687
                                                                                                                 --------
       Finance -- 9.6%
       Citigroup Inc.                                                                      23                       1,012
       Fannie Mae                                                                          23                       1,442
       H&R Block, Inc.                                                                     22                         934
       Marshall & Ilsley Corporation                                                       12                         685
       Mellon Bank Corporation                                                             12                         405
                                                                                                                 --------
                                                                                                                    4,478
                                                                                                                 --------
       Food, Beverage and Tobacco -- 6.7%
       Anheuser-Busch Companies, Inc.                                                      10                         729
       McDonald's Corporation                                                              20                         860
       Philip Morris Companies Inc.                                                        27                         923
       SYSCO Corporation                                                                   17                         596
                                                                                                                 --------
                                                                                                                    3,108
                                                                                                                 --------
18
                                                                                       Shares/Par                 Value
----------------------------------------------------------------------------------------------------------------------------
       Health Care -- 1.5%
       Abbott Laboratories                                                                  20                     $  717
                                                                                                                 --------
       Insurance -- 0.5%
       Aetna Inc.                                                                            5                        222
                                                                                                                 --------
       Investment Companies -- 2.2%
       Blackrock North American Government Income Trust, Inc.                              100                      1,006
                                                                                                                 --------
       Manufacturing -- 4.4%
       Dover Corporation                                                                    16                        638
       Kaydon Corporation                                                                   26                        647
       Tyco International Ltd.                                                               8                        774
                                                                                                                 --------
                                                                                                                    2,059
                                                                                                                 --------
       Pharmaceuticals -- 1.7%
       Merck & Co., Inc.                                                                    12                        771
                                                                                                                 --------
       Real Estate -- 4.1%
       Chateau Communities, Inc.                                                            47                      1,222
       Post Properties, Inc.                                                                17                        668
                                                                                                                 --------
                                                                                                                    1,890
                                                                                                                 --------
       Retail -- 0.7%
       The Home Depot,  Inc.                                                                 5                        343
                                                                                                                 --------
       Savings and Loan -- 2.8%
       Charter One Financial, Inc.                                                          56                      1,287
                                                                                                                 --------
       Services -- 0.7%
       Cintas Corporation                                                                    6                        318
                                                                                                                 --------
       Telecommunications -- 4.6%
       AT&T Corp.                                                                           23                      1,000
       Cincinnati Bell, Inc.                                                                15                        292
       MCI WorldCom, Inc.                                                                    8                        539(A)
       Nortel Networks Corporation                                                           6                        296
                                                                                                                 --------
                                                                                                                    2,127
                                                                                                                 --------

Statement of Net Assets -- Continued
Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued
                                                          Rate       Maturity Date                Shares/Par           Value
--------------------------------------------------------------------------------------------------------------------------------
       Transportation -- 6.3%
       AMR Corporation                                                                                 12              $  654(A)
       GATX Corporation                                                                                25                 761
       Kansas City Southern Industries, Inc.                                                           18                 854
       Union Pacific Corporation                                                                       14                 673
                                                                                                                     --------
                                                                                                                        2,942
                                                                                                                     --------
       Total Common Stocks and Equity Interests
         (Identified Cost-- $26,211)                                                                                   28,233
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 10.4%
       Associates Corporation of North America           5.50%         2/15/02                      $ 900                 880
       General Electric Capital Corporation              6.29%         12/15/07                     1,000                 999
       Merrill Lynch & Co., Inc.                         6%            11/15/04                     1,000                 964
       Safeway Inc.                                      5.75%         11/15/00                       770                 764
       Union Pacific Corporation                         7.375%        5/15/01                        200                 202
       Union Pacific Corporation                         5.78%         10/15/01                     1,050               1,030
                                                                                                                     --------
       Total Corporate Bonds and Notes
         (Identified Cost-- $4,923)                                                                                     4,839
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 26.7%
       Inflation-Indexed Securities -- 4.9%
       United States Treasury
         Inflation-Indexed Security                      3.625%        7/15/02 to 1/15/08           2,335               2,299(C)
                                                                                                                     --------

       Medium-Term Notes -- 4.2%
       Fannie Mae                                        5.60%         2/2/01                       1,000                 994
       Federal Farm Credit Bank                          5.52%         2/25/02                      1,000                 985
                                                                                                                     --------
                                                                                                                        1,979
                                                                                                                     --------
       Mortgage-Backed Securities -- 12.0%
       Fannie Mae                                        6%            12/1/25 to 10/1/28           2,885               2,695
       Freddie Mac                                       6%            3/1/26                          71                  66
       Government National Mortgage
         Association                                     6%            8/15/28 to 12/15/28          3,024               2,807
                                                                                                                     --------
                                                                                                                        5,568
                                                                                                                     --------
       Treasury Notes/STRIPS -- 5.6%
       United States Treasury Notes                      5.25%         8/15/03                        900                 882
       United States Treasury STRIPS                     0%            8/15/05 to 5/15/06           2,500               1,705(B)
                                                                                                                     --------
                                                                                                                        2,587
                                                                                                                     --------
       Total U.S. Government and Agency Obligations
         (Identified Cost-- $12,853)                                                                                   12,433
--------------------------------------------------------------------------------------------------------------------------------

20

                                                                                         Shares/Par               Value
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 2.0%
       State Street Corporation
          3.50%, dated 9/30/99, to be repurchased at $922 on 10/01/99
       (Collateral: $930 Fannie Mae medium-term notes,
       5.12%, due 05/12/00, value $963)
       Total Repurchase Agreements  (Identified Cost-- $922)                                $922                  $  922
---------------------------------------------------------------------------------------------------------------------------
       Total Investments-- 99.7%  (Identified Cost-- $44,909)                                                     46,427
       Other Assets Less Liabilities-- 0.3%                                                                          143
                                                                                                                --------

       NET ASSETS CONSISTING OF:
       Accumulated paid-in capital applicable to:
          4,042 shares outstanding                                                       $45,334
       Accumulated net investment income/(loss)                                              231
       Accumulated net realized gain/(loss) on investments                                  (513)
       Unrealized appreciation/(depreciation) of investments                               1,518
                                                                                        --------

       NET ASSETS-- 100.0%                                                                                       $46,570
                                                                                                                --------
       NET ASSET VALUE PER SHARE                                                                                  $11.52
                                                                                                                --------
---------------------------------------------------------------------------------------------------------------------------

      (A)Non-income producing.
      (B)ZERO-COUPON BOND -- A BOND WITH NO PERIODIC INTEREST PAYMENTS WHICH IS
       SOLD AT SUCH A DISCOUNT AS TO PRODUCE A CURRENt YIELD-TO-MATURITY.
      (C)UNITED STATES TREASURY INFLATION-INDEXED SECURITY -- U.S. TREASURY
       SECURITY WHOSE PRINCIPAL VALUE IS ADJUSTED DAILY IN ACCORDANCE WITH
       CHANGES IN THE CONSUMER PRICE INDEX. INTEREST IS CALCULATED ON THE BASIS OF THE CURRENT ADJUSTED PRINCIPAL VALUE.
       See notes to financial statements.

Statement of Net Assets
Legg Mason Investors Trust, Inc.
September 30, 1999 (Unaudited)
(Amounts in Thousands)

U.S. SMALL-CAPITALIZATION VALUE TRUST
                                                                                    Shares/Par                     Value
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND EQUITY INTERESTS -- 97.6%
       Aerospace/Defense -- 1.2%
       Alliant Techsystems Inc.                                                          5                       $ 326(A)
       Allied Research Corporation                                                       3                          16(A)
       EDO Corporation                                                                   4                          24
       ESCO Electronics Corporation                                                      4                          40(A)
       GenCorp Inc.                                                                     13                         245
       Herley Industries, Inc.                                                           3                          40(A)
       International Airline Support Group, Inc.                                         2                           6(A)
       Kaman Corporation                                                                14                         184
       SIFCO Industries, Inc.                                                            3                          22
       SPACEHAB, Incorporated                                                            6                          30(A)
                                                                                                              --------
                                                                                                                   933
                                                                                                              --------
       Apparel -- 3.5%
       Bernard Chaus, Inc.                                                              15                          41(A)
       Catherines Store Corporation                                                      3                          35(A)
       Deb Shops, Inc.                                                                   4                          84
       Fruit Of The Loom, Inc.                                                          14                          47(A)
       Garan, Incorporated                                                               4                         121
       Genesco Inc.                                                                     19                         235(A)
       Goody's Family Clothing, Inc.                                                    25                         198(A)
       Hartmarx Corporation                                                             12                          49(A)
       Kellwood Company                                                                 13                         295
       Maxwell Shoe Company Inc.                                                         6                          53(A)
       Nautica Enterprises, Inc.                                                        37                         600(A)
       One Price Clothing Stores, Inc.                                                   3                          11(A)
       Oxford Industries, Inc.                                                           6                         123
       Paul Harris Stores, Inc.                                                          8                          32(A)
       Perry Ellis International, Inc.                                                   4                          40(A)
       PremiumWear, Inc.                                                                 1                           5(A)
       R. G. Barry Corporation                                                           6                          36(A)
       S&K Famous Brands, Inc.                                                           3                          23(A)
       Sport-Haley, Inc.                                                                 3                          14(A)
       Superior Uniform Group Inc.                                                       1                          15
       Syms Corp.                                                                       13                          94(A)
       Tandy Brands Accessories, Inc.                                                    3                          44(A)
       The Cato Corporation                                                             12                         169
       The Dress Barn, Inc.                                                             17                         303(A)
                                                                                                              --------
                                                                                                                 2,667
                                                                                                              --------
       Automotive -- 3.0%
       Arvin Industries, Inc.                                                           13                         415
       Autocam Corporation                                                               2                          41
       Bandag, Incorporated                                                             12                         394
22

                                                                                    Shares/Par                   Value
-------------------------------------------------------------------------------------------------------------------------
       Automotive -- Continued
       Bandag, Incorporated - Class A                                                    4                       $  91
       Barnes Group Inc.                                                                12                         245
       Collins Industries, Inc.                                                          5                          34
       Dura Automotive Systems, Inc.                                                     9                         222(A)
       Edelbrock Corporation                                                             2                          34(A)
       Featherlite Inc.                                                                  4                          18(A)
       Monaco Coach Corporation                                                          6                         148(A)
       Monro Muffler Brake, Inc.                                                         5                          35(A)
       R & B, Inc.                                                                       6                          32(A)
       Simpson Industries, Inc.                                                         14                         150
       Strattec Security Corporation                                                     2                          80(A)
       TBC Corporation                                                                  15                         100(A)
       The Standard Products Company                                                     7                         248
                                                                                                              --------
                                                                                                                 2,287
                                                                                                              --------
       Broadcast/Media -- 0.1%
       Courier Corporation                                                               2                          36
       VDI Media                                                                         7                          71(A)
                                                                                                              --------
                                                                                                                   107
                                                                                                              --------
       Chemicals -- 3.3%
       A. Schulman, Inc.                                                                19                         331
       Aceto Corporation                                                                 1                          10
       Albemarle Corporation                                                            13                         264
       American Vanguard Corporation                                                     1                           5
       Atlantis Plastics, Inc.                                                           2                          31(A)
       Balchem Corporation                                                               3                          17
       Chemfab Corporation                                                               1                          10(A)
       Ethyl Corporation                                                                85                         329
       Georgia Gulf Corporation                                                         22                         388
       Hawkins Chemical, Inc.                                                            3                          24
       International Specialty Products Inc.                                            22                         219(A)
       NL Industries, Inc.                                                              39                         491
       Northern Technologies International Corporation                                   2                          16
       Quaker Chemical Corporation                                                       7                         111
       Stepan Company                                                                    7                         166
       Sybron Chemicals Inc.                                                             4                          59(A)
       TETRA Technologies, Inc.                                                          2                          22(A)
       The General Chemical Group Inc.                                                  15                          52
                                                                                                              --------
                                                                                                                 2,545
                                                                                                              --------
       Commercial/Industrial Services -- 6.1%
       ADVO, Inc.                                                                       16                         317(A)
       Alternative Resources Corporation                                                 5                          26(A)
                                                                              23

Statement of Net Assets -- Continued
Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued
                                                                                    Shares/Par                    Value
-------------------------------------------------------------------------------------------------------------------------
       Commercial/Industrial Services -- Continued
       Avis Rent A Car, Inc.                                                            10                      $  211(A)
       BCT International, Inc.                                                           3                           6(A)
       Bell Microproducts Inc.                                                           7                          56(A)
       BHA Group Holdings, Inc.                                                          4                          37
       Business Resource Group                                                           1                           4(A)
       Butler Manufacturing Company                                                      5                         129
       Cadmus Communications Corporation                                                 5                          52
       Cameron Ashley Building Products, Inc.                                            6                          58(A)
       CDI Corp.                                                                        14                         371(A)
       Children's Comprehensive Services, Inc.                                           4                          30(A)
       Cogeneration Corporation of America                                               5                         119(A)
       Corrpro Companies                                                                 5                          31(A)
       CORT Business Services Corporation                                                7                         157(A)
       Daisytek International Corporation                                                6                          77(A)
       Electro Rent Corporation                                                          6                          75(A)
       Ellett Brothers, Inc.                                                             5                          27
       Ennis Business Forms                                                             12                         108
       Exponent, Inc.                                                                    3                          17(A)
       FiberMark, Inc.                                                                   5                          68(A)
       Fleming Companies, Inc.                                                           8                          78
       Franklin Covey Co.                                                               16                         121(A)
       FTI Consulting, Inc.                                                              3                          14(A)
       General Employment Enterprises, Inc.                                              2                           7
       Gradco Systems, Inc.                                                              5                          10(A)
       GRC International, Inc.                                                           3                          29(A)
       Healthcare Services Group, Inc.                                                   6                          50(A)
       International Telecommunication Data Systems, Inc.                                1                          12(A)
       Kennametal Inc.                                                                  15                         391
       Lawson Products, Inc.                                                             6                         125
       Mail-Well, Inc.                                                                  17                         232(A)
       Mercury Air Group, Inc.                                                           6                          34(A)
       Merrill Corporation                                                              11                         219
       Nash-Finch Company                                                                5                          36
       National Technical Systems, Inc.                                                  6                          20
       Olsten Corporation                                                                1                           7
       Perini Corporation                                                                4                          14(A)
       Personal Group Of America, Inc.                                                  20                         124(A)
       Physicians' Specialty Corp.                                                       3                          25(A)
       PrimeSource Corporation                                                           4                          21
       Prophet 21, Inc.                                                                  3                          26(A)
       Refac                                                                             3                          11(A)
       RemedyTemp, Inc.                                                                  7                          95(A)

24

                                                                                    Shares/Par                    Value
-------------------------------------------------------------------------------------------------------------------------
       Commercial/Industrial Services -- Continued
       Robertson-Ceco Corporation                                                        4                       $  28(A)
       Rush Enterprises, Inc.                                                            2                          23(A)
       Schawk, Inc.                                                                     10                          96
       Service Experts, Inc.                                                            10                         100(A)
       SOS Staffing Services, Inc.                                                      10                          55(A)
       Staff Leasing, Inc.                                                              11                         107(A)
       Stewart Enterprises, Inc.                                                        36                         218
       Thomas Group, Inc.                                                                2                          13(A)
       Veritas DGC Inc.                                                                 15                         295(A)
       Vestcom International, Inc.                                                       7                          17(A)
       Westaff, Inc.                                                                    12                          71(A)
       Winston Resources, Inc.                                                           2                          10(A)
                                                                                                              --------
                                                                                                                 4,710
                                                                                                              --------
       Computer Services and Systems -- 1.8%
       ANSYS, Inc.                                                                       6                          58(A)
       Autologic Information International, Inc.                                         1                           3(A)
       Avant! Corporation                                                               24                         432(A)
       Boundless Corporation                                                             1                           5(A)
       CfI ProServices Inc.                                                              4                          37(A)
       CHS Electronics, Inc.                                                            42                          60(A)
       Cognitronics Corporation                                                          4                          42(A)
       Cotelligent, Inc.                                                                 1                           5(A)
       Kentek Information Systems, Inc.                                                  4                          30
       MAI Systems Corporation                                                           4                           4(A)
       MSC.Software Corp.                                                                9                          62(A)
       MTS Systems Corporation                                                          10                         101
       NeoMagic Corporation                                                             20                         151(A)
       ONTRACK Data International Inc.                                                   7                          41(A)
       Paravant Inc.                                                                     1                           3(A)
       Programmer's Paradise, Inc.                                                       2                          12(A)
       PSC Inc.                                                                          9                          71(A)
       Saga Systems, Inc.                                                               19                         270(A)
       Scan-Optics, Inc.                                                                 5                          15(A)
       Software Spectrum, Inc.                                                           1                           9(A)
                                                                                                              --------
                                                                                                                 1,411
                                                                                                              --------
       Construction and Building Materials -- 7.5%
       American Homestar Corporation                                                    14                          53(A)
       Ameron International Corporation                                                  3                         122
       Aztec Manufacturing Co.                                                           4                          43
       Baltek Corporation                                                                1                           4(A)
       Beazer Homes USA, Inc.                                                            5                          87(A)
                                                                                                                                  25

Statement of Net Assets -- Continued
Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued
                                                                                    Shares/Par                   Value
-------------------------------------------------------------------------------------------------------------------------
       Construction and Building Materials -- Continued
       Building Materials Holding Corporation                                            9                       $  86(A)
       Cavalier Homes, Inc.                                                             14                          67
       Champion Enterprises, Inc.                                                       27                         242(A)
       D.R. Horton, Inc.                                                                21                         267
       Dayton Superior Corporation                                                       4                          61(A)
       Del Webb Corporation                                                             14                         301(A)
       Dominion Homes, Inc.                                                              4                          24(A)
       Drew Industries Incorporated                                                      9                          78(A)
       Engle Homes, Inc.                                                                 8                          84
       Fleetwood Enterprises, Inc.                                                      22                         436
       Homebase, Inc.                                                                   23                          91(A)
       Hovnanian Enterprises, Inc.                                                      16                         124(A)
       Hughes Supply, Inc.                                                              16                         357
       International Aluminum Corporation                                                2                          63
       JLK Direct Distribution Inc.                                                      7                          49(A)
       Lone Star Industries, Inc.                                                        4                         185
       M/I Schottenstein Homes, Inc.                                                     6                          99
       Mcgrath Rentcorp                                                                  8                         135
       Meadow Valley Corporation                                                         1                           4(A)
       Miller Building Systems, Inc.                                                     2                           9(A)
       NCI Building Systems, Inc.                                                       10                         169(A)
       Oakwood Homes Corporation                                                        32                         144
       Palm Harbor Homes, Inc.                                                           8                         104(A)
       Patrick Industries, Inc.                                                          4                          44
       Pulte Corporation                                                                36                         774
       Republic Group Incorporated                                                       7                         103
       Skyline Corporation                                                               7                         175
       Southern Energy Homes, Inc.                                                       9                          23(A)
       Standard Pacific Corp.                                                           22                         228
       The Fortress Group, Inc.                                                          8                          12(A)
       The Ryland Group, Inc.                                                           11                         255
       Toll Brothers, Inc.                                                              20                         385(A)
       U.S. Home Corporation                                                             9                         259(A)
       Washington Homes, Inc.                                                            4                          23(A)
                                                                                                              --------
                                                                                                                 5,769
                                                                                                              --------
       Consumer Durables -- 2.8%
       Boston Acoustics, Inc.                                                            4                          57
       Catalina Lighting, Inc.                                                           3                          12(A)
       Central Garden & Pet Company                                                     21                         161(A)
       Chromcraft Revington, Inc.                                                        8                         100(A)
       Cobra Electronics Corporation                                                     3                          11(A)
26

                                                                                    Shares/Par                    Value
-------------------------------------------------------------------------------------------------------------------------
       Consumer Durables -- Continued
       Concord Camera Corp.                                                              7                       $  60(A)
       Congoleum Corporation                                                             6                          28(A)
       Conso International Corporation                                                   5                          26(A)
       Fedders Corporation                                                              20                         121
       Flexsteel Industries, Inc.                                                        4                          55
       Harman International Industries, Incorporated                                     7                         294
       Home Products International, Inc.                                                 6                          58(A)
       Koss Corporation                                                                  2                          24(A)
       LADD Furniture, Inc.                                                              3                          64(A)
       Libbey Inc.                                                                      12                         355
       Lifetime Hoan Corporation                                                         7                          51
       Mikasa, Inc.                                                                      8                          89
       O'Sullivan Industry Holdings, Inc.                                                3                          44(A)
       Pulaski Furniture Corporation                                                     2                          27
       Royal Appliance Mfg. Co.                                                          1                           7(A)
       Russ Berrie and Company, Inc.                                                    14                         293
       The L. S. Starrett Company                                                        4                         104
       The Rowe Companies                                                                9                          85
       The York Group, Inc.                                                              6                          24
                                                                                                              --------
                                                                                                                 2,150
                                                                                                              --------
       Consumer Non-Durables -- 0.6%
       CCA Industries, Inc.                                                              3                           6(A)
       Educational Development Corporation                                               3                          12
       French Fragrances, Inc.                                                          10                          70(A)
       Inter Parfums, Inc.                                                               3                          25(A)
       Nature's Sunshine Products, Inc.                                                 13                         127
       Ocular Sciences, Inc.                                                             5                          99(A)
       Rural/Metro Corporation                                                          11                          72(A)
       Seattle FilmWorks, Inc.                                                          11                          43(A)
       Styling Technology Corporation                                                    2                          24(A)
       The Stephan Co.                                                                   3                          10
                                                                                                              --------
                                                                                                                   488
                                                                                                              --------
       Electrical Equipment and Electronics -- 4.2%
       Acme Electric Corporation                                                         3                          17(A)
       Aerovox Incorporated                                                              1                           3(A)
       Align-Rite International, Inc.                                                    4                          77(A)
       Amistar Corporation                                                               1                           2(A)
       Axsys Technologies, Inc.                                                          2                          24(A)
       Cable Design Technologies Corporation                                            21                         481(A)
       Caere Corporation                                                                 7                          52(A)
       Comptek Research, Inc.                                                            2                          13(A)

                                                                                                                                  27

Statement of Net Assets -- Continued
Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued
                                                                                    Shares/Par                    Value
-------------------------------------------------------------------------------------------------------------------------
       Electrical Equipment and Electronics -- Continued
       CompuCom Systems, Inc.                                                           24                       $  90(A)
       Detection Systems, Inc.                                                           3                          31(A)
       Diodes Incorporated                                                               3                          19(A)
       Encore Wire Corporation                                                          12                         105(A)
       General Semiconductor, Inc.                                                      25                         259(A)
       Graham Corporation                                                                1                           7(A)
       InaCom Corp.                                                                     29                         265(A)
       LaBarge, Inc.                                                                     6                           8(A)
       MagneTek, Inc.                                                                   33                         298(A)
       Marshall Industries                                                               3                          91(A)
       Microsemi Corporation                                                             4                          32(A)
       Nu Horizons Electronics Corp.                                                     7                          53(A)
       Percon Incorporated                                                               3                          28(A)
       Pioneer-Standard Electronics, Inc.                                               18                         260
       Powell Industries, Inc.                                                           8                          69(A)
       Recoton Corporation                                                               9                          59(A)
       Reliability Incorporated                                                          4                          14(A)
       RF Monolithics, Inc.                                                              3                          29(A)
       Richardson Electronics, Ltd.                                                      8                          70
       Savoir Technology Group, Inc.                                                     5                          45(A)
       Sparton Corporation                                                               1                           8(A)
       The Cherry Corporation                                                            5                          61(A)
       The Lamson & Sessions Co.                                                         8                          39(A)
       Triumph Group, Inc.                                                               9                         236(A)
       UCAR International, Inc.                                                         14                         310(A)
       Video Display Corporation                                                         1                           6(A)
       Woodhead Industries, Inc.                                                         2                          22
                                                                                                              --------
                                                                                                                 3,183
                                                                                                              --------
       Entertainment and Leisure -- 3.3%
       Anchor Gaming                                                                     8                         488(A)
       Arctic Cat, Inc.                                                                 20                         195
       Black Hawk Gaming & Development Company, Inc.                                     1                           5(A)
       Boyd Gaming Corporation                                                          45                         268(A)
       Cannondale Corporation                                                            6                          52(A)
       Equity Marketing, Inc.                                                            3                          43(A)
       GTECH Holdings Corporation                                                       20                         422(A)
       Holiday RV Superstores, Incorporated                                              1                           3(A)
       Inland Entertainment Corporation                                                  3                           9(A)
       K2 Inc.                                                                          12                         109
       Lady Luck Gaming Corporation                                                      3                          24(A)

28

                                                                                    Shares/Par                    Value
-------------------------------------------------------------------------------------------------------------------------
       Entertainment and Leisure -- Continued
       Lakes Gaming, Inc.                                                                8                        $ 74(A)
       Lodgian, Inc.                                                                    16                          58(A)
       PlayCore, Inc.                                                                    3                          25(A)
       Prime Hospitality Corp.                                                          41                         331(A)
       Scientific Games Holdings Corp.                                                   8                         162(A)
       Suburban Lodges of America, Inc.                                                 12                          66(A)
       Travis Boats & Motors, Inc.                                                       1                          14(A)
       Winnebago Industries, Inc.                                                        7                         177
                                                                                                              --------
                                                                                                                 2,525
                                                                                                              --------
       Financial Services -- 6.9%
       Advanta Corp.                                                                    18                         259
       Alliance Bancorp of New England, Inc.                                             1                          10
       Amplicon, Inc.                                                                    6                          75
       AMRESCO, INC.                                                                    37                         110(A)
       Arcadia Financial Ltd.                                                           28                         122(A)
       BankAtlantic Bancorp, Inc.                                                       26                         146
       BSB Bancorp, Inc.                                                                 7                         163
       Community Bank System, Inc.                                                       2                          55
       Consumer Portfolio Services                                                      10                           9(A)
       Corrus Bankshares, Inc.                                                          11                         279
       CPB Inc.                                                                          2                          55
       Credit Acceptance Corporation                                                    10                          62(A)
       Delta Financial Corporation                                                      11                          53(A)
       Downey Financial Corp.                                                           12                         233
       DVI, Inc.                                                                         3                          51(A)
       Enhance Financial Services Group, Inc.                                           29                         504
       Fidelity National Financial, Inc.                                                23                         352
       First Alliance Corporation                                                       14                          30(A)
       First Citizens Bancshares Inc.                                                    6                         453
       First Republic Bank                                                               3                          82(A)
       FirstCity Financial Corporation                                                   5                           8(A)
       FirstFed Financial Corp.                                                         14                         250(A)
       GBC Bancorp                                                                       2                          39
       Hambrecht & Quist Group                                                           6                         299(A)
       Hamilton Bancorp Inc.                                                             8                         159(A)
       Hawthorne Financial Corporation                                                   1                          13(A)
       Interpool, Inc.                                                                  15                         116
       Jefferies Group, Inc.                                                             6                         129
       JWGenesis Financial Corp.                                                         2                          32(A)
       Litchfield Financial Corporation                                                  2                          53
                                                                                                                                  29

Statement of Net Assets -- Continued
Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued
                                                                                    Shares/Par                    Value
-------------------------------------------------------------------------------------------------------------------------
       Financial Services -- Continued
       Merchants Bancshares, Inc.                                                        3                       $  67
       MetroWest Bank                                                                    4                          28
       MidAmerica Bancorp                                                                2                          48
       National City Bancorporation                                                      7                         116
       Pacific Crest Capital, Inc.                                                       2                          25
       Parkvale Financial Corporation                                                    5                          89
       Radian Group, Inc.                                                                5                         224
       Resource Bancshares Mortgage Group, Inc.                                         17                          85
       Sterling Financial Corporation                                                    6                          82(A)
       Stifel Financial Corp.                                                            2                          19
       Sunrise International Leasing Corporation                                         5                          27(A)
       TFC Enterprises, Inc.                                                            10                          26(A)
       Union Acceptance Corporation                                                      1                           7(A)
       USBANCORP, Inc.                                                                  10                         135
       World Acceptance Corporation                                                     14                          76(A)
                                                                                                              --------
                                                                                                                 5,255
                                                                                                              --------
       Food, Beverage and Tobacco -- 2.9%
       Cagle's, Inc.                                                                     4                          59
       Cal-Maine Foods, Inc.                                                             5                          17
       Eagle Food Centers, Inc.                                                          6                          12(A)
       Fresh America Corporation                                                         3                          16(A)
       General Cigar Holdings, Inc.                                                     14                          93(A)
       Herbalife International, Inc.                                                    21                         326
       M&F Worldwide Corp.                                                              13                         104(A)
       Marsh Supermarkets, Inc.                                                          3                          54
       Michael Foods, Inc.                                                              11                         300
       Natural Alternatives International, Inc.                                          4                          17(A)
       Pilgrim's Pride Corporation                                                       8                          69
       Pilgrim's Pride Corporation - Class A                                             4                          20
       R.H. Phillips, Inc.                                                               4                          11(A)
       Rocky Mountain Chocolate Factory, Inc.                                            2                          11(A)
       Sanderson Farms, Inc.                                                             8                          77
       Schweitzer-Mauduit International, Inc.                                           12                         154
       Standard Commercial Corporation                                                   7                          28
       SUPERVALU INC.                                                                   N.M.                         6
       Suprema Specialties, Inc.                                                         1                          10(A)
       Sylvan, Inc.                                                                      3                          29(A)
       Todhunter International, Inc.                                                     2                          18(A)
       Universal Corporation                                                            25                         645
       Weider Nutrition International, Inc.                                             15                          48
       WLR Foods, Inc.                                                                  12                          85(A)
                                                                                                              --------
                                                                                                                 2,209
                                                                                                              --------

30

                                                                                    Shares/Par                    Value
-------------------------------------------------------------------------------------------------------------------------
       Gas/Pipeline -- 3.9%
       Adams Resources & Energy                                                          3                       $  24
       EnergySouth, Inc.                                                                 3                          57
       Friede Goldman International Inc.                                                13                         132(A)
       Frontier Oil Corporation                                                         19                         131(A)
       Gulf Islands Fabrication, Inc.                                                    8                         111(A)
       Lufkin Industries, Inc.                                                           5                          73
       Mitcham Industries, Inc.                                                          7                          33(A)
       Penn Virginia Corporation                                                         6                         131
       Petroleum Development Corporation                                                 5                          23(A)
       Pool Energy Services Co.                                                         11                         258(A)
       Pride International, Inc.                                                        36                         514(A)
       SEACOR Smit Inc.                                                                 10                         492(A)
       Seitel, Inc.                                                                      8                          81(A)
       Trico Marine Services, Inc.                                                      15                         122(A)
       Tuboscope Inc.                                                                   12                         152(A)
       Varco International, Inc.                                                        44                         537(A)
       World Fuel Services Corporation                                                   9                          83
                                                                                                              --------
                                                                                                                 2,954
                                                                                                              --------
       Health Care -- 3.1%
       ADAC Laboratories                                                                 3                          29(A)
       Advocat, Inc.                                                                     4                           4(A)
       Alterra Healthcare Corporation                                                    7                          63(A)
       American Dental Technologies, Inc.                                                5                          12(A)
       American Physicians Service Group, Inc.                                           2                           8(A)
       AmeriPath, Inc.                                                                  16                         132(A)
       Beverly Enterprises, Inc.                                                        77                         327(A)
       BioSource International, Inc.                                                     1                           3(A)
       Capital Senior Living Corporation                                                 6                          45(A)
       Carematrix Corporation                                                           10                          52(A)
       Castle Dental Centers, Inc.                                                       5                          14(A)
       Coast Dental Services, Inc.                                                       6                          19(A)
       Curative Health Services, Inc.                                                    2                           9(A)
       Genesis Health Ventures, Inc.                                                    24                          57(A)
       Hawaii Tech Pharmacal Company Incorporated                                        2                          10(A)
       Healthcare Recoveries, Inc.                                                       7                          19(A)
       Horizon Health Corporation                                                        4                          24(A)
       Integrated Health Services, Inc.                                                 35                          55(A)
       Medstone International, Inc.                                                      4                          25(A)
       Mesa Laboratories, Inc.                                                           2                           7(A)
       MIM Corporation                                                                  13                          28(A)
       Monarch Dental Corporation                                                        7                          15(A)

                                                                                                                                  31

Statement of Net Assets -- Continued
Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued
                                                                                    Shares/Par                    Value
-------------------------------------------------------------------------------------------------------------------------
       Health Care -- Continued
       Moore Medical Corporation                                                         2                       $  17(A)
       Omnicare, Inc.                                                                   29                         282
       OrthAlliance, Inc.                                                                5                          36(A)
       Pediatrix Medical Group, Inc.                                                     9                         129(A)
       ProMedCo Management Company                                                      16                          52(A)
       Quorum Health Group, Inc.                                                        24                         165(A)
       Radiologix, Inc.                                                                 15                         119(A)
       Raytel Medical Corporation                                                        6                          16(A)
       RehabCare Group, Inc.                                                             4                          78(A)
       Response Oncology, Inc.                                                           9                           8(A)
       Serologicals Corporation                                                         15                          63(A)
       Sierra Health Services, Inc.                                                     20                         205(A)
       Specialty Care Network, Inc.                                                      6                          21(A)
       Unilab Corporation                                                               28                         158(A)
       USANA, Inc.                                                                       2                          14(A)
       Utah Medical Products, Inc.                                                       3                          22(A)
                                                                                                              --------
                                                                                                                 2,342
                                                                                                              --------
       Industrial -- 5.4%
       ACX Technologies, Inc.                                                           20                         188(A)
       AGCO Corporation                                                                 30                         390
       Alamo Group Inc.                                                                  4                          36
       American Biltrite, Inc.                                                           3                          41
       Ampco-Pittsburgh Corporation                                                      7                          89
       Bairnco Corporation                                                               6                          39
       Baldwin Technology Company, Inc.                                                 13                          32(A)
       Cascade Corporation                                                               9                          91
       Channell Commercial Corporation                                                   5                          50(A)
       Chart Industries, Inc.                                                            3                          14
       Commercial Intertech Corp.                                                       11                         130
       CPAC, Inc.                                                                        4                          22
       Detroit Diesel Corporation                                                        9                         174
       DT Industries, Inc.                                                               7                          46
       Farrel Corporation                                                                3                           5
       Flowserve Corporation                                                            16                         273
       Gehl Company                                                                      4                          62(A)
       Gentek, Inc.                                                                     15                         173
       Gleason Corporation                                                               6                         101
       Hardinge, Inc.                                                                    7                         118
       Hirsch International Corp.                                                        3                           4(A)
       Holly Corporation                                                                 6                          93
       Industrial Holdings, Inc.                                                         5                          17(A)

32

                                                                                    Shares/Par                    Value
-------------------------------------------------------------------------------------------------------------------------
       Industrial -- Continued
       ITEQ, Inc.                                                                       19                       $  40(A)
       Lincoln Electric Holdings, Inc.                                                   4                          75
       Lindsay Manufacturing Co.                                                         3                          49
       Lydall, Inc.                                                                      4                          44(A)
       Milacron Inc.                                                                    28                         493
       O.I. Corporation                                                                  2                           9(A)
       Printware, Inc.                                                                   2                           5(A)
       Regal-Beloit Corporation                                                         13                         274
       Specialty Equipment Companies, Inc.                                               8                         207(A)
       Summa Industries                                                                  3                          37(A)
       Supreme Industries, Inc.                                                          8                          59(A)
       TB Wood's Corporation                                                             4                          39
       Tech/Ops Sevcon, Inc.                                                             2                          23
       The Carbide/Graphite Group, Inc.                                                  6                          49(A)
       Watts Industries, Inc.                                                           20                         424
       Woodward Governor Company                                                         4                         105
                                                                                                              --------
                                                                                                                 4,120
                                                                                                              --------
       Insurance -- 8.0%
       Acceptance Insurance Companies Inc.                                              11                         136(A)
       AmerUs Life Holdings, Inc.                                                       22                         466
       Amwest Insurance                                                                  3                          31
       Atlantic American Corporation                                                     1                           4(A)
       Bancinsurance Corporation                                                         2                          13(A)
       Capital Re Corporation                                                           23                         228
       Chartwell Re Corporation                                                          7                         104
       Delphi Financial Group, Inc.                                                     10                         302(A)
       Donegal Group Inc.                                                                6                          43
       EMC Insurance Group, Inc.                                                         5                          45
       Foremost Corporation of America                                                  20                         480
       Fremont General Corporation                                                      23                         214
       Frontier Insurance Group, Inc.                                                   27                         237
       Harleysville Group Inc.                                                          22                         308
       Kaye Group Inc.                                                                   4                          38
       LandAmerica Financial Group, Inc.                                                 9                         182
       Life USA Holding, Inc.                                                           14                         281
       Merchants Group, Inc.                                                             1                          23
       MMI Companies, Inc.                                                              12                         131
       Mobile America Corporation                                                        5                          13
       National Western Life Insurance Company                                           3                         220(A)
       Nymagic, Inc.                                                                     3                          43
       Orion Capital Corporation                                                         3                         142

                                                                                                                                  33

Statement of Net Assets -- Continued
Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued
                                                                                    Shares/Par                    Value
-------------------------------------------------------------------------------------------------------------------------
       Insurance -- Continued
       Penn Treaty American Corporation                                                  6                      $  119(A)
       Penn-America Group, Inc.                                                          6                          52
       Presidential Life Corporation                                                     1                          12
       Professionals Group, Inc.                                                         4                         100(A)
       PXRE Corporation                                                                  9                         133
       Reliance Group Holdings, Inc.                                                    64                         283
       SCPIE Holdings Inc.                                                               4                         132
       Selective Insurance Group, Inc.                                                  21                         398
       Standard Management Corporation                                                   5                          29(A)
       Stewart Information Services Corporation                                         11                         194
       The Centris Group, Inc.                                                           8                          78
       The Commerce Group, Inc.                                                         26                         600
       The Midland Company                                                               3                          71
       The Navigators Group, Inc.                                                        6                          82(A)
       Trenwick Group Inc.                                                               6                         106
       Unico American Corporation                                                        4                          35
                                                                                                              --------
                                                                                                                 6,108
                                                                                                              --------
       Metals -- 6.3%
       Alltrista Corporation                                                             6                         152(A)
       Amcast Industrial Corporation                                                     7                          92
       Armco Inc.                                                                       78                         546(A)
       Atchison Casting Corporation                                                      5                          50(A)
       Bayou Steel Corporation                                                           9                          31(A)
       Carpenter Technology Corporation                                                 21                         524
       Chase Industries, Inc.                                                           11                          94(A)
       Citation Corporation                                                             11                         192(A)
       Cleveland-Cliffs Inc.                                                             8                         261
       Commercial Metals Company                                                        11                         316
       Fansteel Inc.                                                                     5                          19
       Friedman Industries, Incorporated                                                 5                          15(A)
       Intermet Corporation                                                             19                         158
       Lindberg Corporation                                                              4                          33
       Metals USA, Inc.                                                                 28                         285(A)
       National Steel Corporation                                                       23                         157
       Niagara Corporation                                                               5                          24(A)
       Northwest Pipe Company                                                            4                          69(A)
       Oglebay Norton Company                                                            1                          27
       Quanex Corporation                                                               10                         264
       Roanoke Electric Steel Corporation                                                3                          58
       ROHN Industries, Inc.                                                            34                          69(A)
       RTI International Metals, Inc.                                                   15                         148(A)
       Shiloh Industries, Inc.                                                           4                          42(A)

34

                                                                                    Shares/Par                    Value
-------------------------------------------------------------------------------------------------------------------------
       Metals -- Continued
       Special Metals Corporation                                                       11                        $ 48(A)
       Steel Technologies Inc.                                                           8                          88
       Texas Industries, Inc.                                                           15                         536
       The Shaw Group Inc.                                                               8                         177(A)
       Titanium Metals Corporation                                                      17                         150
       Universal Stainless & Alloy Products, Inc.                                        4                          22(A)
       Webco Industries, Inc.                                                            4                          13(A)
       Wolverine Tube, Inc.                                                             10                         158(A)
       Zemex Corporation                                                                 3                          19(A)
                                                                                                              --------
                                                                                                                 4,837
                                                                                                              --------
       Miscellaneous Manufacturing -- 5.5%
       A.O. Smith Corporation                                                            9                         269
       Apogee Enterprises, Inc.                                                          6                          43
       Bacou USA, Inc.                                                                   8                         139(A)
       Badger Paper Mills, Inc.                                                          2                          10(A)
       Brown & Sharpe Manufacturing Company                                             10                          24(A)
       Coachmen Industries Inc.                                                          5                          83
       Columbus McKinnon Corporation                                                     8                         138
       Core Materials Corporation                                                        2                           3(A)
       Cybex International, Inc.                                                        N.M.                         1(A)
       Decora Industries, Inc.                                                           3                          17(A)
       Denali Incorporated                                                               3                          13(A)
       Global Payment Technologies, Inc.                                                 6                          50(A)
       Griffon Corporation                                                              23                         182(A)
       Hexcel Corporation                                                               23                         135(A)
       Jason Incorporated                                                               11                          83(A)
       MascoTech, Inc.                                                                  34                         547
       Met-Pro Corporation                                                               2                          23
       Metrika Systems Corporation                                                       4                          23(A)
       MFRI, Inc.                                                                        1                           6(A)
       NACCO Industries, Inc.                                                            6                         426
       NCH Corporation                                                                   2                         108
       OroAmerica, Inc.                                                                  4                          27(A)
       Park-Ohio Holdings Corp.                                                          7                          83(A)
       Penn Engineering & Manufacturing Corp.                                            4                         103
       Penn Engineering & Manufacturing Corp. - Class A                                  4                          97
       Precision Castparts Corp.                                                         9                         284
       Printronix, Inc.                                                                  4                          75(A)
       Q.E.P. Co., Inc.                                                                  2                          15(A)
       Raven Industries, Inc.                                                            4                          56
       Riviera Tool Company                                                              1                           6(A)
       Robbins & Myers, Inc.                                                             1                           8

                                                                                                                                  35

Statement of Net Assets -- Continued
LEGG MASON INVESTORS TRUST, INC.


U.S. Small-Capitalization Value Trust -- Continued
                                                                                    Shares/Par                    Value
-------------------------------------------------------------------------------------------------------------------------
       Miscellaneous Manufacturing -- Continued
       RPC, Inc.                                                                         4                       $  29
       SPS Technologies, Inc.                                                            6                         216(A)
       Standex International Corporation                                                 8                         221
       The Dexter Corporation                                                           13                         466
       The Eastern Company                                                               1                          22
       The JPM Company                                                                   2                          10(A)
       TransTechnology Corporation                                                       4                          45
       U.S. Office Products Company                                                     11                          40(A)
       Vallen Corporation                                                                1                          19(A)
       Westinghouse Air Brake Company                                                    3                          49
       Williams Controls, Inc.                                                           5                          11(A)
                                                                                                              --------
                                                                                                                 4,205
                                                                                                              --------
       Process Industries -- 1.5%
       Buckeye Technologies Inc.                                                        27                         416(A)
       P.H. Glatfelter Company                                                           7                         109
       Rock-Tenn Company                                                                22                         316
       Silgan Holdings Inc.                                                             13                         260(A)
       The Anderson's Inc.                                                               6                          53
                                                                                                              --------
                                                                                                                 1,154
                                                                                                              --------
       Real Estate -- 0.3%
       AMREP Corporation                                                                 5                          27(A)
       Bluegreen Corporation                                                            17                          83(A)
       DeWolfe Companies, Inc.                                                           2                          15
       Grubb & Ellis Company                                                            14                          78(A)
                                                                                                              --------
                                                                                                                   203
                                                                                                              --------
       Restaurants -- 1.7%
       Ark Restaurants Corp.                                                             3                          26(A)
       Blimpie International, Inc.                                                       6                          12
       CKE Restaurants, Inc.                                                            39                         279
       Cooker Restaurant Corporation                                                     6                          25
       ELXSI Corporation                                                                 3                          25(A)
       Landry's Seafood Restaurants, Inc.                                               22                         175(A)
       Lone Star Steakhouse & Saloon, Inc.                                              24                         184(A)
       Luby's, Inc.                                                                     12                         143
       Main Street & Main Inc.                                                           8                          26(A)
       Max & Erma's Restaurants, Inc.                                                    2                          11(A)
       Piccadilly Cafeterias, Inc.                                                       4                          28
       Rainforest Cafe, Inc.                                                            19                          98(A)
       Ryan's Family Steak Houses, Inc.                                                 29                         260(A)
       Sizzler International, Inc.                                                      16                          34(A)
                                                                                                              --------
                                                                                                                 1,326
                                                                                                              --------
36
                                                                                    Shares/Par                    Value
-------------------------------------------------------------------------------------------------------------------------
       Retail -- 3.7%
       7 Eleven Incorporated                                                            68                      $  134(A)
       Barnett Inc.                                                                     12                         112(A)
       Boise Cascade Office Products Corporation                                        30                         326(A)
       Cole National Corporation                                                        11                          85(A)
       Duckwall-ALCO Stores, Inc.                                                        4                          29(A)
       EZCORP, Inc.                                                                      7                          38
       Finlay Enterprises, Inc.                                                          7                          98(A)
       Friedman's, Inc.                                                                 13                         110
       Funco, Inc.                                                                       3                          62(A)
       Garden Ridge Corporation                                                         13                          97(A)
       Government Technology Services Inc.                                               2                           7(A)
       Jan Bell Marketing, Inc.                                                         11                          34(A)
       Jos. A. Bank Clothiers, Inc.                                                      4                          15(A)
       Media Arts Group, Inc.                                                            8                          35(A)
       Michael Anthony Jewelers, Inc.                                                    2                           5(A)
       Micro Warehouse, Inc.                                                            20                         239(A)
       Movie Star, Inc.                                                                  9                          11(A)
       Musicland Stores Corporation                                                     12                         101(A)
       OfficeMax, Inc.                                                                  31                         181(A)
       Pier 1 Imports, Inc.                                                             31                         210
       Piercing Pagoda, Inc.                                                             3                          42(A)
       RDO Equipment Co.                                                                 7                          44(A)
       REX Stores Corporation                                                            5                         143(A)
       Specialty Catalog Corp.                                                           1                           4(A)
       Sport Supply Group, Inc.                                                          2                          12(A)
       Systemax, Inc.                                                                   20                         166(A)
       The Bon-Ton Stores, Inc.                                                         12                          46(A)
       Value City Department Stores, Inc.                                               20                         294(A)
       Wilmar Industries, Inc.                                                          10                         127(A)
       Wolohan Lumber Co.                                                                3                          42
                                                                                                              --------
                                                                                                                 2,849
                                                                                                              --------
       Technology -- 0.4%
       Del Global Technologies Corp.                                                     4                          30(A)
       Equinox Systems, Inc.                                                             2                          24(A)
       Excel Technology, Inc.                                                            5                          70(A)
       Hurco Companies, Inc.                                                             4                          15(A)
       K-Tron International, Inc.                                                        2                          31(A)
       Splash Technology Holdings, Inc.                                                 11                          64(A)
       ThermoQuest Corporation                                                           7                          67(A)
       Vivid Technologies, Inc.                                                          2                           7(A)
                                                                                                              --------
                                                                                                                   308
                                                                                                              --------
                                                                                                                                  37

Statement of Net Assets -- Continued
Legg Mason Investors Trust, Inc.


U.S. Small-Capitalization Value Trust -- Continued
                                                                                    Shares/Par                    Value
-------------------------------------------------------------------------------------------------------------------------
       Telecommunications -- 0.9%
       Applied Signal Technology, Inc.                                                   6                       $  57
       Blonder Tongue Laboratories, Inc.                                                 6                          44(A)
       CellStar Corporation                                                             51                         383(A)
       Comdial Corporation                                                               5                          36(A)
       Communications Systems, Inc.                                                      3                          37
       Hector Communications Corporation                                                 1                          16(A)
       Hickory Tech Corporation                                                          4                          50
       InterDigital Communications Corporation                                           2                          13(A)
       Tollgrade Communications, Inc.                                                    2                          57(A)
       Vertex Communications Corporation                                                 4                          39(A)
                                                                                                              --------
                                                                                                                   732
                                                                                                              --------
       Textiles -- 1.5%
       Burlington Industries, Inc.                                                      45                         199(A)
       Decorator Industries, Inc.                                                        2                          12
       Galey & Lord, Inc.                                                                9                          23(A)
       Guilford Mills, Inc.                                                             17                         146
       Interface, Inc.                                                                  40                         203
       Lakeland Industries, Inc.                                                         1                           4(A)
       Pillowtex Corporation                                                            11                          79
       Quaker Fabric Corporation                                                         2                           8(A)
       Synthetic Industries, Inc.                                                        5                         129(A)
       The Dixie Group, Inc.                                                             9                          70(A)
       Unifi, Inc.                                                                      10                         104(A)
       UniFirst Corporation                                                             12                         170
                                                                                                              --------
                                                                                                                 1,147
                                                                                                              --------
       Transportation -- 6.1%
       Amerco                                                                           10                         288(A)
       America West Holdings Corporation                                                31                         533(A)
       Amtran, Inc.                                                                      2                          32(A)
       Arkansas Best Corporation                                                        14                         176(A)
       Arnold Industries, Inc.                                                          19                         235
       Boyd Bros. Transportation Inc.                                                    2                          18(A)
       Circle International Group, Inc.                                                  7                         133
       Consolidated Delivery & Logistics, Inc.                                           5                          15(A)
       Consolidated Freightways Corporation                                             17                         168(A)
       Covenant Transport, Inc.                                                         11                         171(A)
       Dynamex Inc.                                                                      2                           4(A)
       Frozen Food Express Industries, Inc.                                              9                          56
       Genesee & Wyoming Inc.                                                            3                          33(A)
       Hawaiian Airlines, Inc.                                                          23                          53(A)
       J.B. Hunt Transport Services, Inc.                                               27                         368
       Kitty Hawk, Inc.                                                                 12                         124(A)

38

                                                                                    Shares/Par                    Value
-------------------------------------------------------------------------------------------------------------------------
       Transportation -- Continued
       Landstar System, Inc.                                                             3                      $  104(A)
       Offshore Logistics, Inc.                                                         16                         163(A)
       Old Dominion Freight Line, Inc.                                                   5                          77(A)
       P.A.M. Transportation Services, Inc.                                              6                          65(A)
       Pittison BAX Group                                                               14                         116
       Providence and Worcester Railroad Company                                         3                          28
       RailTex, Inc.                                                                     7                         115(A)
       Roadway Express, Inc.                                                            15                         301
       Smithway Motor Xpress Corp.                                                       3                          20(A)
       The Greenbrier Companies, Inc.                                                   11                         118
       Tower Air, Inc.                                                                   9                          17(A)
       Transport Corporation of America, Inc.                                            5                          62(A)
       U.S. Xpress Enterprises, Inc.                                                    11                          64(A)
       USA Truck, Inc.                                                                   5                          42(A)
       USFreightways Corporation                                                        14                         640
       Yellow Corporation                                                               19                         306(A)
                                                                                                              --------
                                                                                                                 4,645
                                                                                                              --------
       Utilities -- 2.1%
       Bangor Hydro-Electric Company                                                     5                          74
       CMP Group, Inc.                                                                   3                          90
       El Paso Electric Company                                                         37                         328(A)
       Maine Public Service Company                                                      1                          22
       Public Service Company of New Mexico                                             30                         544
       RGS Energy Group, Inc.                                                           12                         289
       TNP Enterprises, Inc.                                                             7                         257
                                                                                                              --------
                                                                                                                 1,604
                                                                                                              --------
       Total Common Stocks and Equity Interests
         (Identified Cost-- $85,142)                                                                            74,773
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 2.4%
       Bank of America
          5.48%, dated 9/30/99, to be repurchased at $900 on 10/1/99
          (Collateral: $1,017 Freddie Mac mortgage-backed securities,
          6%, due 5/1/29, value $953)                                                 $900                         900
       Goldman, Sachs & Company
          5.40%, dated 9/30/99, to be repurchased at $900 on 10/1/99
          (Collateral: Fannie Mae mortgage-backed securities,
          6.50%, due 5/1/29, value $936)                                               900                         900
                                                                                                              --------
       Total Repurchase Agreements  (Identified Cost-- $1,800)                                                   1,800
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  39

Statement of Net Assets -- Continued
Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued
----------------------------------------------------------------------------------------------------------------------
       Total Investments-- 100.0%  (Identified Cost-- $86,942)                                                 $76,573
       Other Assets Less Liabilities-- N.M.                                                                          2
                                                                                                              --------
       NET ASSETS CONSISTING OF:
       Accumulated paid-in capital applicable to:
          9,230 Primary shares outstanding                                          $85,023
              7 Navigator shares outstanding                                             70
       Accumulated net investment income/(loss)                                        (225)
       Accumulated net realized gain/(loss) on investments                            2,076
       Unrealized appreciation/(depreciation) of investments                        (10,369)
                                                                                   --------
       NET ASSETS-- 100.0%                                                                                     $76,575
                                                                                                              --------
       NET ASSET VALUE PER SHARE:
         PRIMARY CLASS                                                                                           $8.29
                                                                                                              --------
         NAVIGATOR CLASS                                                                                         $8.40
                                                                                                              --------
-------------------------------------------------------------------------------------------------------------------------

       (A) Non-income producing.
       (N.M.) - Not meaningful.

       See notes to financial statements.

Statements of Operations
LEGG MASON INVESTORS TRUST, INC.
(Amounts in Thousands) (Unaudited)
                                                                                           Six Months Ended 9/30/99
                                                                       --------------------------------------------------------
                                                                                                                        U.S.
                                                                            American Leading       Balanced    Small-Capitalizations
                                                                            Companies Trust         Trust             Value Trust
-------------------------------------------------------------------------------------------------------------------------------
Investment Income:
       Dividends(A)                                                             $ 1,839              $ 332               $ 421
       Interest                                                                     466                618                 115
                                                                             -----------          ---------            --------
            Total income                                                          2,305                950                 536
                                                                             -----------          ---------            --------

Expenses:
       Management fee                                                             1,213                200                 326
       Distribution and service fees                                              1,617                200                 383
       Transfer agent and shareholder servicing expense                             103                 19                  36
       Audit and legal fees                                                          33                 18                  16
       Custodian fee                                                                 47                 28                  89
       Directors' fees                                                                2                  3                   2
       Organization expense                                                          --                  8                   5
       Registration fees                                                             33                 15                  16
       Reports to shareholders                                                       31                  6                  13
       Other expenses                                                                 3                  5                  --
                                                                             -----------          ---------            --------
                                                                                  3,082                502                 886
            Less fees waived                                                         --                 (8)               (125)
                                                                             -----------          ---------            --------
            Total expenses, net of waivers                                        3,082                494                 761
                                                                             -----------          ---------            --------
       Net Investment Income (Loss)                                                (777)               456                (225)
                                                                             -----------          ---------            --------

Net Realized and Unrealized Gain (Loss) on Investments:

       Realized gain (loss) on investments                                        2,950                337               2,110
       Change in unrealized appreciation (depreciation) of investments          (43,604)            (1,935)              1,539
                                                                             -----------          ---------            --------
       Net Realized and Unrealized Gain (Loss) on Investments                   (40,654)            (1,598)              3,649
-------------------------------------------------------------------------------------------------------------------------------
       Change in Net Assets Resulting From Operations                         $ (41,431)           $(1,142)             $3,424
-------------------------------------------------------------------------------------------------------------------------------
       (A) Net of foreign taxes withheld of $0, $1 and $0, respectively.

       See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)

                                                                                                                     U.S. Small-
                                                               American Leading            Balanced               Capitalization
                                                                Companies Trust             Trust                  Value Trust
                                                            ----------------------  ----------------------   -----------------------
                                                           Six Months      Year    Six Months      Year     Six Months   6/15/98(A)
                                                              Ended        Ended      Ended        Ended       Ended        to
                                                             9/30/99      3/31/99    9/30/99      3/31/99     9/30/99     3/31/99
---------------------------------------------------------------------------------------------------------------------------------
                                                          (Unaudited)              (Unaudited)             (Unaudited)
Change in Net Assets:
       Net investment income/(loss)                           $ (777)      $ (818)   $   456      $ 1,097      $ (225)   $   (171)

       Net realized gain/(loss) on investments                 2,950        8,963        337         (841)      2,110       1,138

       Change in unrealized appreciation/
         (depreciation) of investments                       (43,604)      37,543     (1,935)      (1,810)      1,539     (11,908)
---------------------------------------------------------------------------------------------------------------------------------

Change in net assets resulting from operations               (41,431)      45,688     (1,142)      (1,554)      3,424     (10,941)
Distributions to shareholders:
 From net investment income:
  Primary Class                                                   --           --       (615)        (902)         --          --
  Navigator Class                                                 --           --         NA           NA          --          --
 From net realized gain on investments:
  Primary Class                                               (5,587)      (8,688)        --         (490)     (1,000)         --
  Navigator Class                                                 --           --         NA           NA          (1)         --
Change in net assets from Fund share transactions:
  Primary Class                                               66,866       51,631     (7,573)      11,085      15,727      69,295
  Navigator Class                                                 --          (82)        NA           NA          20          50
---------------------------------------------------------------------------------------------------------------------------------
       Change in net assets                                   19,848       88,549     (9,330)       8,139      18,170      58,404

Net Assets:
       Beginning of period                                   288,957      200,408     55,900       47,761      58,405           1
---------------------------------------------------------------------------------------------------------------------------------
       End of period                                        $308,805     $288,957    $46,570      $55,900     $76,575     $58,405
       Undistributed net investment income (loss)          $    (777)        $ --      $ 231        $ 390      $ (225)        $--
---------------------------------------------------------------------------------------------------------------------------------

       (A) Commencement of operations.
       (NA)--Not applicable.

       See notes to financial statements.
42

Financial Highlights
Legg Mason Investors Trust, Inc.


      Contained below is per share operating performance data for a Primary Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                 Investment Operations                                     Distributions
                                   ----------------------------------------------------    -----------------------------------------
                                                                                                              From
                              Net Asset         Net            Net Realized      Total          From           Net
                               Value,        Investment       and Unrealized     From            Net        Realized
                              Beginning       Income          Gain (Loss) on   Investment    Investment     Gain on        Total
                              of Period       (Loss)           Investments     Operations      Income     Investments  Distributions
------------------------------------------------------------------------------------------------------------------------------------
American Leading Companies
Trust

  Six Months Ended
     Sept. 30, 1999*              $20.38          $(.04)           $(2.30)      $(2.34)          $--       $ (.36)        $ (.36)
  Years Ended Mar. 31,
    1999                           17.78           (.06)             3.38         3.32            --         (.72)          (.72)
    1998                           14.74           (.04)(A)          4.93         4.89            --        (1.85)         (1.85)
    1997                           12.23            .01(A)           3.00         3.01          (.02)        (.48)          (.50)
    1996                           10.18            .07(A)           2.08         2.15          (.10)          --           (.10)
    1995                            9.69            .12(A)            .48          .60          (.11)          --           (.11)


Balanced Trust

          Six Months Ended
     Sept. 30, 1999*              $11.98          $ .11(B)         $ (.43)      $ (.32)        $(.14)         $--         $ (.14)
  Years Ended Mar. 31,
    1999                           12.62            .22(B)           (.56)        (.34)        (0.19)        (.11)          (.30)
    1998                           10.16            .21(B)           2.58         2.79          (.21)        (.12)          (.33)
    1997D                          10.00            .09(B)            .11          .20          (.04)          --           (.04)


U.S. Small-Capitalization Value Trust

  Six Months Ended
     Sept. 30, 1999*              $ 7.81          $(.02)(C)        $  .62        $ .60           $--       $ (.12)        $ (.12)
  Period Ended Mar. 31,
    1999E                          10.00           (.02)(C)         (2.17)       (2.19)           --           --             --
------------------------------------------------------------------------------------------------------------------------------------


                                                                      Ratios/Supplemental Data
                                            --------------------------------------------------------------------
                                                                            Net
                                  Net Asset                             Investment                   Net Assets,
                                    Value,                Expenses     Income (Loss)   Portfolio      End of
                                    End of      Total    to Average     to Average      Turnover       Period
                                    Period      Return   Net Assets     Net Assets        Rate      (in thousands)
------------------------------------------------------------------------------------------------------------------
American Leading Companies
Trust

  Six Months Ended
     Sept. 30, 1999*               $17.68      (11.70)%(F)    1.91%(G)       (.48)%(G)    21.94%(G)    $308,805
  Years Ended Mar. 31,
    1999                            20.38       19.52%        1.93%          (.37)%        47.6%        288,957
    1998                            17.78       35.18%        1.95%(A)       (.28)%(A)     51.4%        200,326
    1997                            14.74       24.73%        1.95%(A)        .05%(A)      55.7%        104,812
    1996                            12.23       21.24%        1.95%(A)        .69%(A)      43.4%         76,100
    1995                            10.18        6.24%        1.95%(A)       1.21%(A)      30.5%         59,985


Balanced Trust

          Six Months Ended
     Sept. 30, 1999*               $11.52       (2.71)%(F)    1.85%(B,G)     1.71%(B,G)    48.7%(G)    $ 46,570
  Years Ended Mar. 31,
    1999                            11.98       (2.69)%       1.85%(B)       1.96%(B)      50.0%         55,900
    1998                            12.62       27.80%        1.85%(B)       2.08%(B)      34.5%         47,761
    1997D                           10.16        2.02%(F)     1.85%(B,G)     2.52%(B,G)     5.1%(G)      17,948


U.S. Small-Capitalization Value Trust

  Six Months Ended
     Sept. 30, 1999*               $ 8.29        7.49%(F)     2.00%(C,G)     (.59)%(C,G)   51.4%(G)    $ 76,515
  Period Ended Mar. 31,
    1999E                            7.81      (21.90)%(F)    2.00%(C,G)     (.44)%(C,G)   29.5%(G)      58,365
------------------------------------------------------------------------------------------------------------------

    (A)Net of fees waived pursuant to a voluntary expense limitation of 1.95% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended March 31, 1998, 1.99%; 1997, 2.06%; 1996,
       2.20%; and 1995, 2.12%.
    (B)Net of fees waived pursuant to a voluntary expense limitation of 1.85% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the six months ended September 30, 1999, 1.88%; for the years ended March 31, 1999, 1.90%; 1998, 2.14%; and for the period from October 1, 1996 (commencement of operations) to March 31, 1997, 3.03%.
    (C)Net of fees waived pursuant to a voluntary expense limitation of 2.00% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the six months ended September 30, 1999, 2.31%; and for the period from June 15, 1998 (commencement of operations) to March 31, 1999, 2.38%.
    (D)For the period October 1, 1996 (commencement of operations) to March 31, 1997.
    (E)For the period June 15,1998 (commencement of operations) to March 31, 1999. F Not annualized.
    (G)Annualized.
    (*)Unaudited.
     See notes to financial statements.

Notes to Financial Statements
LEGG MASON INVESTORS TRUST, INC.
(Amounts in Thousands)  (Unaudited)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:

            The Legg Mason Investors Trust, Inc. ("Corporation"), consisting of the American Leading Companies Trust ("American Leading Companies"), the Balanced Trust ("Balanced Trust") and the U.S. Small-Capitalization Value Trust ("U.S. Small-Cap") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.
            Each Fund consists of two classes of shares:Primary Class, offered since September 1, 1993, for American Leading Companies Trust; since October 1, 1996, for Balanced Trust; and since June 15, 1998, for U.S. Small-Cap; and Navigator Class, offered to certain institutional investors since October 4, 1996, for American Leading Companies Trust; and since June 19, 1998, for U.S. Small-Cap. The Navigator Class shares of American Leading Companies were redeemed on December 3, 1998. The Navigator Class of Balanced Trust has not commenced operations. Information about the Navigator Class is contained in a separate report to its shareholders. The income and expenses of each of these Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

       Security Valuation
            Securities traded on national securities exchanges are valued at the last quoted sales price. Over-the-counter securities and listed securities for which no sales price is available are valued at the mean between the latest bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

       Investment Income and Distributions to Shareholders
            Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually for American Leading Companies and U.S. Small-Cap, and quarterly for Balanced Trust. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within a Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

       Security Transactions
            Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.
44

       At September 30, 1999, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                                                  Receivable for            Payable for
                                                  Securities Sold      Securities Purchased
-------------------------------------------------------------------------------------------
       American Leading Companies                        $--                   $1,982
       Balanced Trust                                     --                       --
       U.S. Small-Cap                                     --                       --

       Deferred Organizational Expenses
            Deferred organizational expenses of $86 for Balanced Trust and $45 for U.S. Small-Cap are being amortized on a straight line basis over 5 years commencing on the date their respective operations began.

       Federal Income Taxes
            No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

       Use of Estimates
            Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:
            For the six months ended September 30, 1999, investment transactions (excluding short-term investments) were as follows:


                                          PURCHASES         PROCEEDS FROM SALES
       ------------------------------------------------------------------------
       American Leading Companies            $96,046              $32,765
       Balanced Trust                         12,651               20,487
       U.S. Small-Cap                         34,147               18,393

            At September 30, 1999, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                                                                                    Net
                                                                                                               Appreciation/
                                                              Cost         Appreciation       Depreciation    (Depreciation)
       ---------------------------------------------------------------------------------------------------------------------
       American Leading Companies                            $266,033          $78,281          $(33,663)         $ 44,618
       Balanced Trust                                          44,909            3,605            (2,087)            1,518
       U.S. Small-Cap                                          86,942            6,134           (16,503)          (10,369)

            Balanced Trust had capital loss carryforwards for federal income tax purposes at September 30, 1999, of $552, which expire in 2007.

--------------------------------------------------------------------------------
3. Repurchase Agreements:
            All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers, acting under the supervision of their Board of Directors, review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Transactions With Affiliates:
            Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly at an annual rate of each Fund's respective average daily net assets.
            LMFA has agreed to waive its fees in any month to the extent a Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month certain annual rates of that Fund's average daily net assets. The following chart shows the annual rate of management fees; expense limits and their expiration dates; total management fees waived; and management fees payable for each
       Fund:

                                                                                             Six Months Ended           At
                                                                                            September 30, 1999  September 30, 1999
                                                                                             ----------------    ----------------
                                          Management        Expense     Expense Limitation      Management          Management
       Fund                                   Fee         Limitation      Expiration Date       Fees Waived        Fees Payable
       -----------------------------------------------------------------------------------------------------------------------------
       American Leading Companies             0.75%          1.95%         Indefinitely             $--                 $200
       Balanced Trust                         0.75%          1.85%         July 31, 2000              8                   29
       U.S. Small-Cap                         0.85%          2.00%         July 31, 2000            125                   20

            Bartlett & Co. ("Bartlett") serves as investment adviser to Balanced Trust. Bartlett is responsible for the actual investment activity of the Fund. LMFA pays Bartlett a fee for its services, computed daily and payable monthly, at an annual rate equal to 662/3% of the fee received by LMFA.
            Brandywine Asset Management, Inc. ("Brandywine") serves as investment adviser to U.S. Small-Cap. Brandywine is responsible for the actual investment activity of the Fund. LMFA pays Brandywine a fee for its services, computed daily and payable monthly, at an annual rate equal to 58.8% of the fee received by LMFA.
            Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                                                                                   At September 30, 1999
                                                                                   --------------------
                                                     Distribution       Service  Distribution and Service
       Fund                                               Fee             Fee          Fees Payable
       --------------------------------------------------------------------------------------------------
       American Leading Companies                         0.75%          0.25%              $266
       Balanced Trust                                     0.50%          0.25%                30
       U.S. Small-Cap                                     0.75%          0.25%                65

46

--------------------------------------------------------------------------------
            No brokerage commissions were paid to Legg Mason or its affiliates during the six months ended September 30, 1999.
            Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason the following amounts for the six months ended September 30, 1999: American Leading Companies, $34; Balanced Trust, $7; and U.S. Small-Cap, $14. LMFA, Legg Mason, Bartlett and Brandywine are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

5. Line of Credit:
            The Funds, along with certain other Legg Mason Funds, participate in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the six months ended September 30, 1999, the Funds had no borrowings under the line of credit.

6. Fund Share Transactions:

            At September 30, 1999, there were 250,000, 125,000 and 50,000 shares authorized at $.001 par value for the Primary Class of American Leading Companies Trust, Balanced Trust and U.S. Small-Cap, respectively. At September 30, 1999, there were 50,000 shares authorized at $.001 par value for the Navigator Class of U.S. Small-Cap.
            Share transactions were as follows:

                                                                         Reinvestment
                                                       Sold            of Distributions        Repurchased           Net Change
                                                ------------------      ---------------     -----------------     ----------------
                                                Shares       Amount    Shares   Amount    Shares       Amount    Shares      Amount
       ----------------------------------------------------------------------------------------------------------------------------
       American Leading Companies
       --Primary Class
         Six Months Ended September 30, 1999     3,827      $77,710      273     $5,499     (818)     $(16,343)    3,282   $66,866
         Year Ended March 31, 1999               4,801        84,561     502      8,514   (2,390)      (41,444)    2,913    51,631

       Balanced Trust
       --Primary Class
         Six Months Ended September 30, 1999       361      $  4,402      50     $  595   (1,036)     $(12,570)     (625)  $(7,573)
         Year Ended March 31, 1999               2,261        27,489     112      1,362   (1,492)      (17,766)      881    11,085

       U.S. Small-Cap
       --Primary Class
         Six Months Ended September 30, 1999     2,886      $ 25,713     109     $  988   (1,240)     $(10,974)    1,755   $15,727
         Period Ended March 31, 1999(A)          9,383        85,160      --         --   (1,909)      (15,865)    7,474    69,295

       --Navigator Class
         Six Months Ended September 30, 1999         2      $     20      --     $   --       --           $--         2   $    20
         Period Ended March 31, 1999(A)              5            50      --         --       --            --         5        50

       (A)For the period June 19, 1998 (commencement of sale of Navigator Class) to March 31, 1999.
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